SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2005 (July 1, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-22190 (Commission File Number)	41-1484525 (IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia (Address of principal executive offices)	30339 (Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 1, 2005, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into a Sublease Agreement (the “Sublease”) with Digital Insurance, Inc., a Delaware corporation (“Digital”), pursuant to which the Company shall sublease approximately 25,000 square feet of office space (the “Property”) at the Company’s Atlanta, Georgia facility commencing on August 1, 2005 and terminating on January 31, 2010, the date on which the Company’s lease obligations with respect to the Property end. In connection with entering into the Sublease, the Company also: (i) executed a Bill of Sale (the “Bill of Sale”), pursuant to which the Company transferred and assigned to Digital certain furniture located on the Property (the “Assets”); and (ii) entered into a Security Agreement with Digital (the “Security Agreement”), pursuant to which Digital granted to the Company a security interest in the Assets to secure Digital’s obligations under the Sublease. In connection with the Sublease and the transactions contemplated thereby, the Company expects to incur a charge in the second quarter of 2005 of approximately $2.6 million, which consists of the Company’s remaining lease obligations on the Property and write-offs with respect to the Assets and leasehold improvements to the Property.

     The descriptions contained herein of the transactions contemplated by the Sublease, the Bill of Sale and the Security Agreement are qualified in their entirety by reference to the full text of the Sublease, the Bill of Sale and the Security Agreement, which are filed with this Current Report as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)-(b)	Financial Statements of Business Acquired and Pro Forma Financial Information.
None.

(c)	Exhibits

99.1	Sublease dated July 1, 2005, between the Company and Digital Insurance, Inc.
99.2	Bill of Sale dated July 1, 2005, executed by the Company in favor of Digital Insurance, Inc.
99.3	Security Agreement entered into on July 1, 2005, between the Company and Digital Insurance, Inc.
99.4	Press release dated July 8, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: July 8, 2005

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Sublease dated July 1, 2005, between the Company and Digital Insurance, Inc.
99.2	Bill of Sale dated July 1, 2005, executed by the Company in favor of Digital Insurance, Inc.
99.3	Security Agreement entered into on July 1, 2005, between the Company and Digital Insurance, Inc.
99.4	Press release dated July 8, 2005.